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                                                                    EXHIBIT 10.7


                            PENSION PLAN AGREEMENT
                            ----------------------


     This PENSION PLAN AGREEMENT (the "Agreement") is made and entered as of the 30/th/ day of June, 1998 by and among UNION PACIFIC CORPORATION, a Utah corporation ("UPC"), OVERNITE TRANSPORTATION COMPANY, a Virginia corporation ("OTC"), and OVERNITE CORPORATION, a Virginia corporation ("Overnite").

     WHEREAS, UPC intends to sell all of the outstanding common stock of Overnite Holding, Inc., a Delaware corporation and wholly owned subsidiary of UPC, to Overnite (the "Sale") immediately following an initial public offering of 100% of the common stock of Overnite (the closing of which is hereafter referred to as the "IPO"); and

     WHEREAS, UPC, OTC, and Overnite desire to enter into this Agreement in order to establish the manner in which the assets of the Retirement Plan for Employees of Overnite Transportation Company and Subsidiaries (hereafter referred to as the "Overnite Plan") currently held in the master trust of which Northern Trust Company is the trustee (hereinafter referred to as the "Master Trust") will be transferred to a trust established by Overnite for the Overnite Plan;

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agrees as follows:

     1. ESTABLISHMENT OF TRUST. Overnite shall establish a trust, in form and
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substance acceptable to UPC, which will be effective as of or prior to the IPO and will be intended to qualify
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under section 401(a) of the Internal Revenue Code of 1986, as amended (the
"Code") for the Overnite Plan (hereinafter referred to as the "Overnite Trust").

     2. ASSET TRANSFER. As soon as practicable after the IPO, UPC shall cause
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the trustee of the Master Trust to transfer, in cash or in kind as determined by
UPC after consulting in good faith with Overnite with the goal of a generally pro-rata division of assets, to the Overnite Trust an amount of assets (a) with a value equal to the total fair market value of the assets of the Overnite Plan as of June 30, 1998, and (b) adjusted to reflect earnings or losses on such assets through the date of the transfer of the assets. UPC shall cause the trustee of the Master Trust to segregate the assets of the Overnite Plan into a sub-account of the Master Trust effective June 30, 1998.

     3. COOPERATION. UPC, OTC, and Overnite agree to provide each other with
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such records and information as may be necessary or appropriate to carry out their respective obligations under this Agreement. UPC, OTC, and Overnite agree to file all documents required as a result of the Sale and the IPO, including but not limited to any notices of "reportable events" required by Section 4043(b) of the Employee Retirement Income Security Act of 1974, as amended.

     4. ASSIGNMENT. No party may assign any of its rights or delegate any of its
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duties under this Agreement without first obtaining the prior written consent of the other parties, which may be withheld by such other parties in their absolute discretion. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

     5. NO THIRD PARTY BENEFICIARIES. Except as set specifically forth in the
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provisions of this Agreement, nothing in this Agreement, express or implied, is intended or will be construed to
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confer upon or give to any person other than the parties hereto and their respective successors and permitted assigns any rights, remedies or obligations under or by reason of this Agreement or any transaction contemplated hereby.

     6. GOVERNING LAW. This Agreement shall be governed by and construed in
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accordance with laws of the State of New York, without regard for the conflict-
of-laws principles thereof.

     7. COUNTERPARTS. This Agreement may be executed in any number of
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counterparts, each of which when so executed shall be deemed an original and all of which shall together constitute but one and the same instrument.

     8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the
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parties with respect to the subject matter hereof.  This Agreement may not be amended or otherwise modified except by a written instrument duly executed and delivered by all of the parties.

     9. SEVERABILITY. The provisions of this Agreement are severable.  Should
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any provision hereof be void, voidable or unenforceable under any applicable law, such provision shall not affect or invalidate any other provision of this Agreement, which shall continue to govern the relative rights and duties of the parties as though such void, voidable or unenforceable provision were not a part hereof.


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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.


                              UNION PACIFIC CORPORATION



                         By:   ______________________________
                         Title:


                              OVERNITE CORPORATION



                         By:   ______________________________
                         Title:


                              OVERNITE TRANSPORTATION COMPANY



                         By:   ______________________________
                         Title: